Tenable Announces Third Quarter 2020 Financial Results
•Added 335 new enterprise platform customers and 56 net new six-figure customers
•Revenue of $112.3 million, up 22% year-over-year
•GAAP loss from operations of $3.5 million; Non-GAAP income from operations of $12.4 million
•Net cash provided by operating activities of $24.8 million; Free cash flow of $16.7 million
COLUMBIA, Maryland, October 27, 2020 — Tenable (Nasdaq: TENB), the Cyber Exposure company, today announced financial results for the quarter ended September 30, 2020.
“We are pleased with our results for the quarter which includes attractive topline growth and expanding operating and free cash flow margins,” said Amit Yoran, Chairman and CEO of Tenable. “Remote work models have accelerated digital transformation and cloud adoption and organizations are increasingly relying on Tenable to secure these dynamic, modern environments. Tenable is helping customers invest in the cloud confidently and securely, empowering them to take a unified, risk-based approach to vulnerability management.”
Third Quarter 2020 Financial Highlights
•Revenue was $112.3 million, representing a 22% increase year-over-year.
•Calculated current billings was $133.7 million, representing a 21% increase year-over-year.
•GAAP loss from operations was $3.5 million, compared to a loss of $18.3 million in the third quarter of 2019.
•Non-GAAP income from operations was $12.4 million, compared to a loss of $7.7 million in the third quarter of 2019.
•GAAP net loss was $5.9 million, compared to a loss of $17.6 million in the third quarter of 2019.
•GAAP net loss per share was $0.06, compared to a loss per share of $0.18 in the third quarter of 2019.
•Non-GAAP net income was $10.5 million, compared to a loss of $6.7 million in the third quarter of 2019.
•Non-GAAP diluted earnings per share was $0.09, compared to a loss per share of $0.07 in the third quarter of 2019.
•Cash and cash equivalents and short-term investments were $269.1 million at September 30, 2020, compared to $212.3 million at December 31, 2019.
•Net cash provided by operating activities was $24.8 million, compared to $4.7 million of net cash used in operating activities in the third quarter of 2019.
•Free cash flow was $16.7 million, compared to $(9.6) million in the third quarter of 2019.
Recent Business Highlights
•Added 335 new enterprise platform customers and 56 net new six-figure customers.
•Unveiled Frictionless Assessment, a new cloud security capability for Tenable.io® that empowers customers to instantly and continuously evaluate their cloud assets and allows them to quickly detect new vulnerabilities without the need to schedule a scan or deploy an agent.
•Announced enhancements to Tenable Lumin™, including new capabilities to assess organizations’ remediation maturity, an inventory of endpoint security controls and predictive scoring for more comprehensive insight into an organization’s cyber exposure.
•Achieved “In Process” designation from the Federal Risk and Authorization Management Program (FedRAMP) for Tenable.io, our cloud-based vulnerability management platform.
•Announced a new partnership with the Center for Internet Security, Inc. (CIS®) that will bolster cyber hygiene for both public and private sector organizations, making foundational cybersecurity more affordable, accessible and actionable.

Financial Outlook
For the fourth quarter of 2020, we currently expect:
•Revenue in the range of $113.0 million to $115.0 million.

•Non-GAAP income from operations in the range of $8.0 million to $9.0 million.
•Non-GAAP net income in the range of $6.0 million to $7.0 million.
•Non-GAAP diluted earnings per share in the range of $0.05 to $0.06.
•113.0 million diluted weighted average shares outstanding.
For the year ending December 31, 2020, we currently expect:
•Revenue in the range of $435.1 million to $437.1 million.
•Non-GAAP income from operations in the range of $18.4 million to $19.4 million.
•Non-GAAP net income in the range of $12.4 million to $13.4 million.
•Non-GAAP diluted earnings per share in the range of $0.11 to $0.12.
•110.6 million diluted weighted average shares outstanding.
Conference Call Information
Tenable will host a conference call at 4:30 p.m. Eastern Time to discuss its financial results. The conference call can be accessed at 877-407-9716 (U.S.) and 201-493-6779 (international). A live webcast of the event will be available on the Tenable Investor Relations website at https://investors.tenable.com. A replay of the webcast will be available until November 10, 2020.
About Tenable
Tenable® is the Cyber Exposure company. Over 30,000 organizations around the globe rely on Tenable to understand and reduce cyber risk. As the creator of Nessus®, Tenable extended its expertise in vulnerabilities to deliver the world’s first platform to see and secure any digital asset on any computing platform. Tenable customers include more than 50 percent of the Fortune 500, more than 30 percent of the Global 2000, and large government agencies. Learn more at tenable.com.
Contact Information
Investor Relations
Andrea DiMarco
investors@tenable.com
Media Relations
Cayla Baker
tenablepr@tenable.com
Forward-Looking Statements
This press release includes forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. These risks and uncertainties are detailed in the sections titled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 and other filings that we make from time to time with the SEC, which are available on the SEC's website at sec.gov. Such risks and uncertainties may be amplified by the COVID-19 pandemic and its potential impact on our business and the global economy. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements subsequent to the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.
Non-GAAP Financial Measures and Other Key Metrics
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to important metrics used by management for financial and operational decision-making. We present these non-GAAP financial measures to assist investors in seeing our financial performance using a management view and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry.
Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables accompanying this press release.
Calculated Current Billings: We define calculated current billings, a non-GAAP financial measure, as total revenue recognized in a period plus the change in current deferred revenue in the corresponding period. We believe that calculated current billings is a key metric to measure our periodic performance. Given that most of our customers pay in advance (including multi-year contracts), but we generally recognize the related revenue ratably over time, we use calculated current billings to measure and monitor our ability to provide our business with the working capital generated by upfront payments from our customers. We believe that calculated current billings, which excludes deferred revenue for periods beyond twelve months in a customer’s contractual term, more closely correlates with annual contract value and that the variability in total billings, depending on the timing of large multi-year contracts and the preference for annual billing versus multi-year upfront billing, may distort growth in one period over another.
Free Cash Flow: We define free cash flow, a non-GAAP financial measure, as net cash provided by (used in) operating activities less purchases of property and equipment. We believe free cash flow is an important liquidity measure of the cash (if any) that is available, after purchases of property and equipment, for investment in our business and to make acquisitions. We believe that free cash flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash.
Non-GAAP Income (Loss) from Operations and Non-GAAP Operating Margin: We define these non-GAAP financial measures as their respective GAAP measures, excluding the effect of stock-based compensation, acquisition-related expenses and amortization of acquired intangible assets. Acquisition-related expenses include transaction expenses and costs related to the transfer of acquired intellectual property.
Non-GAAP Net Income (Loss) and Non-GAAP Earnings (Loss) Per Share: We define non-GAAP net income (loss) as GAAP net loss, excluding the effect of stock-based compensation, acquisition-related expenses and amortization of acquired intangible assets, including the applicable tax impact. We use non-GAAP net income (loss) to calculate non-GAAP earnings (loss) per share.
Non-GAAP Gross Profit and Non-GAAP Gross Margin: We define non-GAAP gross profit as GAAP gross profit, excluding the effect of stock-based compensation and amortization of acquired intangible assets. Non-GAAP gross margin is defined as non-GAAP gross profit as a percentage of revenue.
Non-GAAP Sales and Marketing Expense, Non-GAAP Research and Development Expense and Non-GAAP General and Administrative Expense: We define these non-GAAP measures as their respective GAAP measures, excluding stock-based compensation and acquisition-related expenses.

TENABLE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2020	2019	2020	2019
Revenue	$112,282	$91,852	$322,139	$257,537
Cost of revenue(1)	19,394	15,245	57,237	42,389
Gross profit	92,888	76,607	264,902	215,148
Operating expenses:
Sales and marketing(1)	53,045	56,699	168,343	165,403
Research and development(1)	25,128	20,763	77,269	64,396
General and administrative(1)	18,180	17,472	54,992	48,595
Total operating expenses	96,353	94,934	300,604	278,394
Loss from operations	(3,465)	(18,327)	(35,702)	(63,246)
Interest (expense) income, net	(12)	1,527	1,177	4,677
Other expense, net	(561)	(240)	(1,819)	(576)
Loss before income taxes	(4,038)	(17,040)	(36,344)	(59,145)
Provision for income taxes	1,820	600	4,451	1,563
Net loss	$(5,858)	$(17,640)	$(40,795)	$(60,708)

Net loss per share, basic and diluted	$(0.06)	$(0.18)	$(0.41)	$(0.64)
Weighted-average shares used to compute net loss per share, basic and diluted	101,736	96,709	100,272	95,433
_______________
(1)    Includes stock-based compensation as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Cost of revenue	$826	$694	$2,403	$2,088
Sales and marketing	4,806	3,521	14,677	11,102
Research and development	3,953	2,124	10,794	6,595
General and administrative	5,715	4,160	16,127	11,406
Total stock-based compensation	$15,300	$10,499	$44,001	$31,191

TENABLE HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS

	September 30, 2020	December 31, 2019
(in thousands, except per share data)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$141,387	$74,363
Short-term investments	127,720	137,904
Accounts receivable (net of allowance for doubtful accounts of $314 and $764 at September 30, 2020 and December 31, 2019, respectively)	87,502	94,827
Deferred commissions	30,131	28,499
Prepaid expenses and other current assets	34,236	27,369
Total current assets	420,976	362,962
Property and equipment, net	39,960	26,847
Deferred commissions (net of current portion)	41,753	43,766
Operating lease right-of-use assets	41,430	42,847
Acquired intangible assets, net	13,771	15,508
Goodwill	54,138	54,138
Other assets	11,807	12,544
Total assets	$623,835	$558,612

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$6,248	$10,168
Accrued compensation	28,244	36,634
Deferred revenue	296,360	274,348
Operating lease liabilities	6,312	5,209
Other current liabilities	1,126	1,284
Total current liabilities	338,290	327,643
Deferred revenue (net of current portion)	93,842	88,779
Operating lease liabilities (net of current portion)	55,645	40,663
Other liabilities	4,931	2,622
Total liabilities	492,708	459,707

Stockholders’ equity:
Common stock (par value: $0.01; 500,000 shares authorized; 102,755 and 98,587 shares issued and outstanding at September 30, 2020 and December 31, 2019, respectively)	1,028	986
Additional paid-in capital	735,961	662,990
Accumulated other comprehensive income	54	50
Accumulated deficit	(605,916)	(565,121)
Total stockholders’ equity	131,127	98,905
Total liabilities and stockholders’ equity	$623,835	$558,612

TENABLE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Nine Months Ended September 30,
(in thousands)	2020	2019
Cash flows from operating activities:
Net loss	$(40,795)	$(60,708)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	7,980	4,604
Stock-based compensation	44,001	31,191
Other	1,009	(787)
Changes in operating assets and liabilities:
Accounts receivable	7,774	(13,309)
Prepaid expenses and other current assets	(6,690)	820
Deferred commissions	381	(5,089)
Other assets	17,691	(2,386)
Accounts payable and accrued expenses	(3,873)	3,892
Accrued compensation	(8,390)	(5,350)
Deferred revenue	27,075	39,472
Other current and noncurrent liabilities	135	(22)
Net cash provided by (used in) operating activities	46,298	(7,672)

Cash flows from investing activities:
Purchases of property and equipment	(19,073)	(10,262)
Purchases of short-term investments	(157,557)	(179,703)
Sales and maturities of short-term investments	168,175	174,485
Net cash used in investing activities	(8,455)	(15,480)

Cash flows from financing activities:
Proceeds from loan agreement	2,000	—
Principal payments under finance lease obligations	(11)	(12)
Credit facility issuance costs	(333)	—
Proceeds from stock issued in connection with the employee stock purchase plan	13,040	15,129
Proceeds from the exercise of stock options	15,782	15,448
Net cash provided by financing activities	30,478	30,565
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(1,359)	(1,226)
Net increase in cash and cash equivalents and restricted cash	66,962	6,187
Cash and cash equivalents and restricted cash at beginning of period	74,665	165,378
Cash and cash equivalents and restricted cash at end of period	$141,627	$171,565

TENABLE HOLDINGS, INC.
REVENUE COMPONENTS AND RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(unaudited)

Revenue	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2020	2019	2020	2019
Subscription revenue	$96,792	$75,503	$275,192	$209,610
Perpetual license and maintenance revenue	12,448	13,797	38,046	40,877
Professional services and other revenue	3,042	2,552	8,901	7,050
Revenue(1)	$112,282	$91,852	$322,139	$257,537
_______________
(1)    Recurring revenue, which includes revenue from subscription arrangements for software and cloud-based solutions and maintenance associated with perpetual licenses, represented 94% and 92% in the three months ended September 30, 2020 and 2019, respectively, and represented 93% and 91% of revenue in the nine months ended September 30, 2020 and 2019, respectively.

Calculated Current Billings	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2020	2019	2020	2019
Revenue	$112,282	$91,852	$322,139	$257,537
Add: Deferred revenue (current), end of period	296,360	245,985	296,360	245,985
Less: Deferred revenue (current), beginning of period	(274,953)	(227,227)	(274,348)	(213,644)
Calculated current billings	$133,689	$110,610	$344,151	$289,878

Free Cash Flow	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2020	2019	2020	2019
Net cash provided by (used in) operating activities	$24,807	$(4,675)	$46,298	$(7,672)
Purchases of property and equipment	(8,069)	(4,927)	(19,073)	(10,262)
Free cash flow(1)	$16,738	$(9,602)	$27,225	$(17,934)
________________
(1)    Free cash flow included reductions related to employee stock purchase plan activity of $2.3 million and $3.7 million in the three months ended September 30, 2020 and 2019, respectively, and $2.7 million, and $4.7 million in the nine months ended September 30, 2020 and 2019, respectively. The three and nine months ended September 30, 2020 included $5.6 million and $14.2 million, respectively, in proceeds from lease incentives as well as $6.8 million and $16.6 million, respectively, in capital expenditures for our new headquarters. The three and nine months ended September 30, 2019 included $2.4 million in capital expenditures for our new headquarters. The nine months ended September 30, 2020 also included $0.7 million of acquisition-related payments for Indegy.

Non-GAAP Income (Loss) from Operations and Non-GAAP Operating Margin	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2020	2019	2020	2019
Loss from operations	$(3,465)	$(18,327)	$(35,702)	$(63,246)
Stock-based compensation	15,300	10,499	44,001	31,191
Acquisition-related expenses	—	—	339	—
Amortization of acquired intangible assets	579	125	1,736	427
Non-GAAP income (loss) from operations	$12,414	$(7,703)	$10,374	$(31,628)
Operating margin	(3)%	(20)%	(11)%	(25)%
Non-GAAP operating margin	11%	(8)%	3%	(12)%

Non-GAAP Net Income (Loss) and Non-GAAP Earnings (Loss) Per Share	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2020	2019	2020	2019
Net loss	$(5,858)	$(17,640)	$(40,795)	$(60,708)
Stock-based compensation	15,300	10,499	44,001	31,191
Tax impact of stock-based compensation(1)	497	273	1,132	(255)
Acquisition-related expenses	—	—	339	—
Amortization of acquired intangible assets(2)	579	125	1,736	427
Non-GAAP net income (loss)	$10,518	$(6,743)	$6,413	$(29,345)

Net loss per share, diluted	$(0.06)	$(0.18)	$(0.41)	$(0.64)
Stock-based compensation	0.15	0.11	0.44	0.33
Tax impact of stock-based compensation(1)	—	—	0.01	—
Acquisition-related expenses	—	—	—	—
Amortization of acquired intangible assets(2)	0.01	—	0.02	—
Adjustment to diluted earnings per share(3)	(0.01)	—	—	—
Non-GAAP earnings (loss) per share, diluted	$0.09	$(0.07)	$0.06	$(0.31)

Weighted-average shares used to compute GAAP net loss per share, diluted	101,736	96,709	100,272	95,433

Weighted-average shares used to compute non-GAAP earnings (loss) per share, diluted(4)	111,224	96,709	109,046	95,433
________________
(1)    The tax impact of stock-based compensation is based on the tax treatment for the applicable tax jurisdictions.
(2)    The tax impact of amortization of acquired intangible assets is not material.
(3)    Adjustment to reconcile GAAP net loss per share, which excludes potentially dilutive shares, to non-GAAP earnings per share, which includes potentially dilutive shares.
(4)    In periods in which there is a non-GAAP net loss, basic and diluted weighted average shares outstanding are the same, as potentially dilutive shares would be antidilutive.

Non-GAAP Gross Profit and Non-GAAP Gross Margin	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2020	2019	2020	2019
Gross profit	$92,888	$76,607	$264,902	$215,148
Stock-based compensation	826	694	2,403	2,088
Amortization of acquired intangible assets	579	125	1,736	427
Non-GAAP gross profit	$94,293	$77,426	$269,041	$217,663
Gross margin	83%	83%	82%	84%
Non-GAAP gross margin	84%	84%	84%	85%

Non-GAAP Sales and Marketing Expense	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2020	2019	2020	2019
Sales and marketing expense	$53,045	$56,699	$168,343	$165,403
Less: Stock-based compensation	4,806	3,521	14,677	11,102
Non-GAAP sales and marketing expense	$48,239	$53,178	$153,666	$154,301
Non-GAAP sales and marketing expense as % of revenue	43%	58%	48%	60%

Non-GAAP Research and Development Expense	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2020	2019	2020	2019
Research and development expense	$25,128	$20,763	$77,269	$64,396
Less: Stock-based compensation	3,953	2,124	10,794	6,595
Non-GAAP research and development expense	$21,175	$18,639	$66,475	$57,801
Non-GAAP research and development expense as % of revenue	19%	20%	21%	22%

Non-GAAP General and Administrative Expense	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2020	2019	2020	2019
General and administrative expense	$18,180	$17,472	$54,992	$48,595
Less: Stock-based compensation	5,715	4,160	16,127	11,406
Less: Acquisition-related expenses	—	—	339	—
Non-GAAP general and administrative expense	$12,465	$13,312	$38,526	$37,189
Non-GAAP general and administrative expense as % of revenue	11%	14%	12%	14%

Forecasted Non-GAAP Income from Operations	Three Months Ending December 31, 2020		Year Ending December 31, 2020
(in millions)	Low	High	Low	High
Forecasted loss from operations	$(8.0)	$(7.0)	$(43.3)	$(42.3)
Forecasted stock-based compensation	15.4	15.4	59.4	59.4
Forecasted amortization of acquired intangible assets	0.6	0.6	2.3	2.3
Forecasted non-GAAP income from operations	$8.0	$9.0	$18.4	$19.4

Forecasted Non-GAAP Net Income and Non-GAAP Earnings Per Share	Three Months Ending December 31, 2020		Year Ending December 31, 2020
(in millions, except per share data)	Low	High	Low	High
Forecasted net loss	$(10.7)	$(9.7)	$(51.1)	$(50.1)
Forecasted stock-based compensation	15.4	15.4	59.4	59.4
Tax impact of stock-based compensation	0.7	0.7	1.8	1.8
Forecasted amortization of acquired intangible assets	0.6	0.6	2.3	2.3
Forecasted non-GAAP net income	$6.0	$7.0	$12.4	$13.4

Forecasted net loss per share, diluted	$(0.10)	$(0.09)	$(0.51)	$(0.50)
Forecasted stock-based compensation	0.14	0.14	0.59	0.59
Tax impact of stock-based compensation	0.01	0.01	0.02	0.02
Forecasted amortization of acquired intangible assets	0.01	0.01	0.02	0.02
Adjustment to diluted earnings per share(1)	(0.01)	(0.01)	(0.01)	(0.01)
Forecasted non-GAAP earnings per share, diluted	$0.05	$0.06	$0.11	$0.12

Forecasted weighted-average shares used to compute net loss per share, diluted	103.3	103.3	101.0	101.0
Forecasted weighted-average shares used to compute non-GAAP earnings per share, diluted	113.0	113.0	110.6	110.6
________________
(1)    Adjustment to reconcile GAAP net loss per share, which excludes potentially dilutive shares, to non-GAAP earnings per share, which includes potentially dilutive shares.